SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐ PreliminaryProxy Statement	☐ Confidential, for Use of the Commission Only(as permitted by Rule 14a-6(e)(2))
☒ DefinitiveProxy Statement
☐ DefinitiveAdditional Materials
☐ SolicitingMaterial Pursuant to §240.14a-12

SiRF Technology Holdings, Inc.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SiRF Technology Holdings, Inc.

148 E. Brokaw Road

San Jose, CA 95112

(408) 467-0410

April 1, 2005

Dear Stockholder:

You are cordially invited to attend the 2005 Annual Meeting of Stockholders of SiRF Technology Holdings, Inc. The meeting will be held at 10:00 a.m., Pacific Time, on Tuesday, May 17, 2005, at the Santa Clara Marriott Hotel located at 2700 Mission College Blvd., Prospector Room, Santa Clara, California.

The formal Notice of the Annual Meeting and the Proxy Statement have been made a part of this invitation.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. After reading the Proxy Statement, please promptly vote and submit your proxy by dating, signing and returning the enclosed proxy card in the enclosed postage-prepaid envelope. Your shares cannot be voted unless you submit your proxy or attend the Annual Meeting in person.

We have also enclosed a copy of our 2004 Annual Report.

The Board of Directors and management look forward to seeing you at the meeting.

Sincerely,

Michael L. Canning

President and Chief Executive Officer

SiRF Technology Holdings, Inc.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Tuesday, May 17, 2005

To our Stockholders:

SiRF Technology Holdings, Inc. will hold its Annual Meeting of Stockholders at 10:00 a.m., Pacific Time, on Tuesday, May 17, 2005, at the Santa Clara Marriott Hotel located at 2700 Mission College Blvd., Prospector Room, Santa Clara, California.

We are holding this Annual Meeting:

•	to elect two Class I directors to serve until the 2008 Annual Meeting or until their successors are duly elected and qualified;

•	to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm; and

•	to transact such other business as may properly come before the Annual Meeting and any adjournments or postponements of the Annual Meeting.

Only stockholders of record at the close of business on March 21, 2005, are entitled to notice of, and to vote at this meeting and any adjournments or postponements of the Annual Meeting. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the Annual Meeting will be available at the Secretary’s office, 148 E. Brokaw Road, San Jose, California.

It is important that your shares are represented at this meeting. Even if you plan to attend the meeting, we hope that you will promptly vote and submit your proxy by dating, signing and returning the enclosed proxy card. This will not limit your rights to attend or vote at the meeting.

By Order of the Board of Directors

Kanwar Chadha

Vice President of Marketing and Secretary

San Jose, California

April 1, 2005

SiRF Technology Holdings, Inc.

148 E. Brokaw Road

San Jose, California 95112

PROXY STATEMENT

Information Concerning Voting and Solicitation

This Proxy Statement is being furnished to you in connection with the solicitation by the Board of Directors of SiRF Technology Holdings, Inc., a Delaware corporation, of proxies to be used at the 2005 Annual Meeting of Stockholders to be held at the Santa Clara Marriott Hotel located at 2700 Mission College Blvd., Prospector Room, Santa Clara, California, at 10:00 a.m., Pacific Time, on Tuesday, May 17, 2005, and any adjournments or postponements thereof. This Proxy Statement and the accompanying form of proxy card are being mailed to stockholders on or about April 1, 2005.

Appointment of Proxy Holders

Your Board of Directors asks you to appoint Michael L. Canning, Walter D. Amaral and Kanwar Chadha as your proxy holders to vote your shares at the 2005 Annual Meeting of Stockholders. You make this appointment by voting the enclosed proxy card using one of the voting methods described below.

If appointed by you, the proxy holders will vote your shares as you direct on the matters described in this Proxy Statement. In the absence of your direction, they will vote your shares as recommended by your Board.

By signing your proxy card, you also authorize your proxy holders to vote your shares on any matters not known by your Board at the time this Proxy Statement was printed and which, under our Bylaws, may be properly presented for action at the Annual Meeting.

Who Can Vote

Only stockholders who owned shares of our common stock at the close of business on March 21, 2005, the record date for the Annual Meeting, can vote at the Annual Meeting. As of the close of business on March 21, 2005, we had 47,257,607 shares of common stock outstanding and entitled to vote. Each holder of common stock is entitled to one vote for each share held as of March 21, 2005. There is no cumulative voting in the election of directors.

How You Can Vote

You may vote your shares at the Annual Meeting either in person or by mail as described below. Stockholders holding shares through a bank or broker should follow the voting instructions on the form of proxy card received.

Voting by Mail. You may vote by proxy by dating, signing and returning your proxy card in the enclosed postage-paid envelope. Giving a proxy will not affect your right to vote your shares if you attend the Annual Meeting and want to vote in person.

Voting at the Annual Meeting. Voting your proxy card by mail will not limit your right to vote at the Annual Meeting, if you decide to attend in person. Your Board recommends that you vote by mail as it is not practical for most stockholders to attend the Annual Meeting. If you hold shares through a bank or broker, you must obtain a proxy, executed in your favor, from the bank or broker to be able to vote at the Annual Meeting.

If you submit your proxy, but do not mark your voting preference, the proxy holders will vote your shares FOR the election of the nominees for Class I directors and FOR the ratification of the appointment of the independent registered public accounting firm.

Revocation of Proxies

Stockholders can revoke their proxies at any time before they are exercised in any of three ways:

•	by voting in person at the Annual Meeting;

•	by submitting written notice of revocation to SiRF’s Secretary prior to the Annual Meeting; or

•	by submitting another proxy of a later date that is properly executed.

Required Vote

Directors are elected by a plurality vote, which means that the two nominees receiving the most affirmative votes will be elected. All other matters submitted for stockholder approval require the affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote.

A quorum, which is a majority of the outstanding shares as of March 21, 2005, must be present to hold the Annual Meeting. A quorum is calculated based on the number of shares represented by the stockholders attending in person and by their proxy holders.

Abstentions on any matters are treated as shares present or represented and entitled to vote on that matter and have the same effect as a vote against such matter.

If a broker indicates on the enclosed proxy card or its substitute that such broker does not have discretionary authority to vote on a particular matter (broker non-votes), those shares will be considered as present for purposes of determining the presence of a quorum but will not be treated as shares entitled to vote on that matter.

Payment of Costs

SiRF will pay the cost of printing and mailing proxy materials. In addition to the solicitation of proxies by mail, solicitation may be made by our directors, officers and other employees by personal interview, telephone or facsimile. No additional compensation will be paid to these persons for solicitation. We will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to beneficial owners of our common stock.

IMPORTANT

Please promptly vote and submit your proxy by signing, dating and returning the enclosed proxy card in the postage-prepaid return envelope so that your shares can be voted. This will not limit your rights to attend or vote at the Annual Meeting.

Proposal 1

Election of Directors

Directors and Nominees

Our Bylaws currently provide for a Board of Directors consisting of not less than six nor more than 11 members. We currently have authorized nine directors and, effective immediately before the Annual Meeting, the authorized number of directors will be reduced to seven members. Our Board of Directors is divided into three classes: Class I, Class II and Class III. The members of each class of directors serve staggered three-year terms:

•	Our Class I directors are Moiz Beguwala and James Smaha, and their terms will expire at the Annual Meeting. Messrs. Beguwala and Smaha have been nominated to continue to serve as Class I directors for three year terms following the Annual Meeting.

•	Our Class II directors are Stephen Sherman and Sam Srinivasan, and their terms will expire at the annual meeting of stockholders to be held in 2006.

•	Our Class III directors are Michael Canning, Kanwar Chadha and Diosdado Banatao, and their terms will expire at the annual meeting of stockholders to be held in 2007.

Two Class I directors will be elected at the Annual Meeting to serve until the annual meeting of stockholders to be held in 2008 and until their successors are elected and qualified. If either nominee is unable or declines to serve as director at the time of the Annual Meeting, an event not now anticipated, proxies will be voted for any nominee designated by the Nominating and Corporate Governance Committee to fill the vacancy.

There are no family relationships among any of our directors or executive officers.

The names of the Board of Directors’ two nominees, as selected by the Nominating and Corporate Governance Committee, and certain biographical information about the nominees are set forth below.

Moiz M. Beguwala, age 58, has served as one of our directors since September 2000. Since March 2004, Dr. Beguwala has been an independent consultant. From December 2002 to June 2003, Dr. Beguwala served as our acting Chief Executive Officer. From January 1999 to June 2002, Dr. Beguwala served as Senior Vice President and General Manager Wireless Communications of Conexant and from June 2002 to March 2004 as a Senior Vice President of Conexant. From 1973 to December 1998, Dr. Beguwala held various positions at Rockwell Semiconductor Systems, Inc. Dr. Beguwala is a director of Skyworks Solutions, Inc., a publicly traded company. Dr. Beguwala holds a B.S. in electrical engineering from the University of California, Los Angeles, an M.S. and a Ph.D. in electrical engineering from the University of Southern California and an executive M.B.A. degree from the Anderson School of Management at the University of California, Los Angeles.

James M. Smaha, age 69, has served as one of our directors since October 2000. Since 1989, Mr. Smaha served as an independent consultant, including with S3 and interWAVE Communications International Ltd., a telecommunications company. From 1983 to 1989, Mr. Smaha served as President and Executive Vice President of the Semiconductor Group of National Semiconductor Corporation, a semiconductor company. Mr. Smaha holds a B.A. in mathematics from the University of Maine.

Vote Required

The two nominees for Class I directors receiving the highest number of affirmative votes will be elected as Class I directors. Unless marked to the contrary, proxies received will be voted “FOR” the nominees.

Your Board of Directors recommends a vote FOR the election of the two nominees set forth above as Class I directors of SiRF.

Directors

The following includes information about our other directors:

Class II directors with terms expiring at the 2006 Annual Meeting of Stockholders

Stephen C. Sherman, age 61, has served as one of our directors since January 2004. Mr. Sherman is a private investor. From May 2000 to December 2001, Mr. Sherman served as Senior Vice President of Fairchild Semiconductor Corporation, a semiconductor company. From October 1992 to December 2001, Mr. Sherman served as President and Chief Executive Officer of QT Optoelectronics, Inc., an optoelectronics company, until it was acquired by Fairchild Semiconductor Corporation. Mr. Sherman holds a B.S. degree in operations management from Oklahoma State University.

Sam S. Srinivasan, age 60, has served as one of our directors since January 2004. Since September 1996, Mr. Srinivasan has served as the Chairman of CyberPlus Corporation, formerly a software operating business. Mr. Srinivasan founded the business of Health Language, as a part of CyberPlus in 1998, incorporated it into a wholly owned subsidiary of CyberPlus in May 2000 and currently is Chairman Emeritus of Health Language, Inc. From May 2000 until November 2001, Mr. Srinivasan served as Chief Executive Officer of Health Language, Inc. From May 2000 until March 2002, Mr. Srinivasan served as Chairman of Health Language, Inc. From November 1988 until March 1996, Mr. Srinivasan served as Senior Vice President, Finance and Chief Financial Officer of Cirrus Logic. From May 1984 until November 1988, Mr. Srinivasan served as Director of Internal Audits and subsequently as Corporate Controller of Intel Corporation. Mr. Srinivasan holds a B.A. in commerce from Madras University, India and an M.B.A. from Case Western Reserve University.

Class III directors with terms expiring at the 2007 Annual Meeting of Stockholders

Diosdado P. Banatao, age 58, one of our founders, has served as our Chairman since our inception. Mr. Banatao has served as a managing partner of Tallwood Venture Capital, a venture capital firm, since June 2000. From January 1998 to May 2000, Mr. Banatao served as a venture partner at Mayfield Fund, a venture capital firm. Mr. Banatao founded S3 Incorporated (now SonicBlue Incorporated), a provider of consumer digital entertainment products, where he served as President and Chief Executive Officer from January 1989 until January 1992 and as Chairman from January 1992 to December 1997. Mr. Banatao holds a B.S. in electrical engineering from the Mapua Institute of Technology and an M.S. in electrical engineering and computer science from Stanford University.

Kanwar Chadha, age 45, one of our founders, has served as our Vice President of Marketing and as one of our directors since our inception in February 1995. Prior to founding SiRF, Mr. Chadha served as Director of Strategic Marketing and as General Manager of the Multimedia Group at S3 from October 1992 to January 1995. From April 1992 to September 1992, Mr. Chadha was a management consultant with S3 and Arcus Technology, a data solutions company. From October 1989 to March 1992, Mr. Chadha served as Chairman of AQuest, Inc., a multimedia company. From October 1983 to September 1989, Mr. Chadha served in various marketing management positions, including Product Line Manager for Coprocessors and i860 RISC Processors, of Intel Corporation. Mr. Chadha holds a B.S. in electrical engineering from the Indian Institute of Technology, New Delhi, an M.S. in computer information systems from the University of Pennsylvania, and an M.B.A. from the Wharton School of Business at the University of Pennsylvania.

Michael L. Canning, age 64, has served as our President and Chief Executive Officer since June 2003 and as a director since July 2003. Prior to joining us, from July 1998 to February 2002, Dr. Canning served as President and Chief Executive Officer of Stream Machine Company, a digital video compression company. From September 1993 to June 1997, Dr. Canning served as President of the Mass Storage Company of Cirrus Logic, Inc., a supplier of semiconductors and software for entertainment applications. Dr. Canning holds a B.Sc. in electrical engineering from the University of Durham, U.K., a Ph.D. in electrical engineering from the University of Newcastle upon Tyne, U.K., and an M.B.A. from the University of Santa Clara.

Board Meetings

Our Board of Directors held 7 meetings in 2004. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors held during the period for which such directors served on our Board and of the committees on which such director served. We completed our initial public offering of stock in April 2004 and we did not hold an annual meeting of stockholders as a public company in 2004. We do not have a policy regarding directors’ attendance at the Annual Meeting but we encourage our directors to attend the Annual Meeting.

Committees of the Board of Directors

Our Board of Directors has appointed an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The Board has determined that each director who serves on these committees is “independent,” as that term is defined by applicable listing standards of The National Association of Securities Dealers, The Nasdaq Stock Market and Securities and Exchange Commission rules. The Board of Directors has adopted written charters for each of these committees. Copies of these charters, except the Compensation Committee charter, are available on our Investors’ Relations Website (www.sirf.com).

Audit Committee

Number of Members:	3

Current Members:	Sam Srinivasan, Chairman and Financial Expert

Diosdado Banatao

Stephen Sherman

Number of Meetings in 2004:	6

Functions:

The Audit Committee’s primary functions are to assist the Board of Directors in its oversight of the integrity of our financial statements and other financial information, our compliance with legal and regulatory requirements, the qualifications, independence and performance of our independent auditors, and our risk management, cash management, auditing, accounting and financial reporting processes in general. Other specific duties and responsibilities of the Audit Committee are to appoint, compensate, evaluate and, when appropriate, replace our independent auditors; review and pre-approve audit and permissible non-audit services; review the scope of the annual audit; monitor the independent auditors’ relationship with SiRF; and meet with the independent auditors and management to discuss and review our financial statements, internal controls, and auditing, accounting and financial reporting processes.

Compensation Committee

Number of Members:	3

Current Members:	Diosdado Banatao, Chairman

Stephen Sherman

James Smaha

Members in 2004:	Diosdado Banatao, Chairman

Moiz Beguwala

James Smaha

Number of Meetings in 2004	3

Functions:

The Compensation Committee’s primary functions are to carry out the Board’s overall responsibility relating to oversight and determination of executive compensation and to assist the Board in establishing the appropriate incentive compensation and equity-based plans for the executive officers and to administer such plans. Other specific duties and responsibilities of the Compensation Committee are to establish and approve annually the compensation for the Chief Executive Officer and other executive officers, establish and modify the terms and conditions of employment of the Chief Executive Officer and other executive officers, and administer SiRF’s stock plans and other compensation plans.

Nominating and Corporate Governance Committee

Number of Members:	3

Current Members:	Stephen Sherman, Chairman

James Smaha

Sam Srinivasan

Members in 2004:	Stephen Sherman, Chairman

Moiz Beguwala

James Smaha

Sam Srinivasan

Number of Meetings in 2004:	2

Functions:

The Nominating and Corporate Governance Committee’s primary functions are to seek, evaluate and select nominees for election to our Board of Directors and to oversee matters of corporate governance. Other specific duties and responsibilities of the Nominating and Corporate Governance Committee are to make recommendations regarding the size of the Board, review on an annual basis the functioning and effectiveness of the Board, and consider and make recommendations on matters related to the practices, policies and procedures of the Board.

Director Nominations

The Nominating and Corporate Governance Committee nominates directors for election at each annual meeting of stockholders and nominates new directors for election by the Board of Directors to fill vacancies when they arise. The Nominating and Corporate Governance Committee has the responsibility to identify, evaluate, recruit and nominate qualified candidates for election to the Board of Directors.

The Board of Directors has as an objective that its membership be comprised of individuals who have distinguished records of leadership and success in their arena of activity and who will make substantial contributions to Board operations. Additionally, the Board believes in having a majority of independent directors on the Board. As such, a majority of the directors shall be “independent directors” as defined by the rules promulgated by the National Association of Securities Dealers, Inc. (“NASD Rules”) and the Securities and Exchange Commission. The Nominating and Corporate Governance Committee’s assessment of Board candidates includes, but is not limited to, consideration of relevant industry experience, general business experience, relevant financial experience, and compliance with independence and other qualifications necessary to comply with any applicable tax and securities laws and the rules and regulations thereunder, and the NASD Rules. Specific consideration shall also be given to: (i) roles and contributions valuable to the business community, (ii) personal qualities of leadership, character, judgment and whether the candidate possesses and maintains throughout service on the Board a reputation in the community at large of integrity, trust, respect, competence and adherence to the highest ethical standards, (iii) relevant knowledge and diversity of background and experience in such things as business, manufacturing, technology, finance and accounting, marketing, international business, government and the like; and (iv) whether the candidate is free of conflicts and has the time required for preparation, participation and attendance at all meetings. A director’s qualifications in light of these criteria is considered at least each time the director is re-nominated for Board membership. Prior to each annual meeting of stockholders, the Nominating and Corporate Governance Committee identifies nominees first by evaluating the current directors whose term will expire at the annual meeting and who are willing to continue in service. These candidates are evaluated based on the criteria described above, including as demonstrated by the candidate’s prior service as a director, and the needs of the Board with respect to the particular talents and experience of its directors. In the event that a director does not wish to continue in service, the Nominating and Corporate Governance Committee determines not to re-nominate the Director, or a vacancy is created on the Board as a result of a resignation, an increase in the size of the board or other event, the Committee will consider various candidates for Board membership, including those suggested by the Committee members, by other Board members, by any executive search firm engaged by the Committee and by stockholders. A stockholder who wishes to suggest a prospective nominee for the Board should notify SiRF’s Secretary or any member of the Committee in writing with any supporting material the stockholder considers appropriate.

In addition, our Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board of Directors at our annual meeting of stockholders. In order to nominate a candidate for director, a stockholder must give timely notice in writing to SiRF’s Secretary and otherwise comply with the provisions of our Bylaws. To be timely, our Bylaws provide that we must have received the stockholder’s notice not less than 60 days nor more than 90 days prior to the scheduled date of the meeting. However, if notice or prior public disclosure of the date of the annual meeting is given or made to stockholders less than 75 days prior to the meeting date, we must receive the stockholder’s notice by the earlier of (i) the close of business on the 15th day after the earlier of the day we mailed notice of the annual meeting date or provided public disclosure of the meeting date and (ii) two days prior to the scheduled date of the annual meeting. Information required by the Bylaws to be in the notice include the name and contact information for the candidate and the person making the nomination and other information about the nominee that must be disclosed in proxy solicitations under Section 14 of the Securities Exchange Act of 1934 and the related rules and regulations under that Section.

Stockholder nominations must be made in accordance with the procedures outlined in, and include the information required by, our Bylaws and must be addressed to: Secretary, SiRF Technology Holdings, Inc., 148 E. Brokaw Road, San Jose, California 95112. You can obtain a copy of our Bylaws by writing to the Secretary at this address.

Stockholder Communications with the Board of Directors

SiRF’s Chairman and its Chief Executive Officer are responsible for maintaining effective communications with SiRF’s stockholders, customers, employees, communities, suppliers, creditors, governments, and corporate partners. It is the policy of the Board that management speaks for the Company. This policy does not preclude independent directors from meeting with stockholders, but management, where appropriate, should be present at such meetings.

The Board of Directors does have a process for stockholders to send communications to directors. If you wish to communicate with the Board of Directors, you may send your communication in writing to: Secretary, SiRF Technology Holdings, Inc., 148 E. Brokaw Road, San Jose, California 95112. You must include your name and address in the written communication and indicate whether you are a stockholder of SiRF. The Secretary will review any communication received from a stockholder, and all material communications from stockholders will be forwarded to the appropriate director or directors or committee of the Board based on the subject matter.

Directors’ Compensation

We reimburse our directors for reasonable expenses in connection with attendance at board and committee meetings. Our non-employee, or outside, directors receive annual compensation of $10,000 and compensation of $1,500 for each board meeting attended in person and $500 for each board or committee meeting attended via teleconference. In addition, the chairperson of our audit committee will receive annual compensation of $6,000 and the chairpersons of our compensation committee and nominating and corporate governance committee will each receive annual compensation of $3,000. Each committee member other than a committee chairperson will receive annual compensation of $1,500. Audit committee members will receive $1,000 for each audit committee meeting attended in person and members of our compensation committee and nominating and corporate governance committee will receive $750 for each committee meeting attended in person.

Directors also are eligible to receive and have received stock options under our 1995 Stock Plan and 2004 Stock Incentive Plan. The exercise price of stock options to directors is based on the fair market value of the underlying common stock which, under our 2004 Stock Incentive Plan, is equal to the last reported sale price quoted by The Nasdaq Stock Market on the date of grant. Outside directors will receive nondiscretionary, automatic grants of nonstatutory stock options under our 2004 Stock Incentive Plan. An outside director will be automatically granted an initial option to purchase 50,000 shares upon first becoming a member of our board of directors. The initial option vests and becomes exercisable over four years, with the first 25% of the shares subject to the initial option vesting on the first anniversary of the date of grant and the remainder vesting monthly thereafter. Immediately after each of our regularly scheduled annual meetings of stockholders, each outside director will be automatically granted a nonstatutory option to purchase 15,000 shares of our common stock, provided the director has served on our board for at least six months. In addition, after each of our regularly scheduled annual meetings of stockholders, each committee member other than a committee chairperson will receive a nonstatutory option to purchase 1,500 shares of our common stock, the chairperson of our audit committee will receive a nonstatutory option to purchase 6,000 shares of our common stock and the chairpersons of our compensation and nominating and corporate governance committees will each receive a nonstatutory option to purchase 3,000 shares of our common stock. These options will vest and become exercisable over four years, with the first 25% of the shares subject to the option vesting on the first anniversary of the date of grant and the remainder vesting monthly thereafter. The options granted to outside directors will have a per share exercise price equal to 100% of the fair market value of the underlying shares on the date of grant, and will become fully vested if we are subject to a change of control.

The following non-employee directors were granted stock options under our 1995 Stock Plan during 2004:

Name	Number of Shares Underlying Options Granted	Exercise Price Per Share	Date of Grant
Sam S. Srinivasan	50,000	$9.90	3/09/04
Stephen C. Sherman	50,000	9.90	3/09/04
Moiz Beguwala	50,000	10.45	3/29/04

Compensation Committee Interlocks and Insider Participation

During 2004, Messrs. Banatao, Beguwala and Smaha served as members of our Compensation Committee. Currently, Messrs. Banatao, Smaha and Sherman serve as members of our Compensation Committee. No interlocking relationship exists between our Board of Directors or Compensation Committee and the board of directors or compensation committee of any other entity, nor has any interlocking relationship existed in the past.

Executive Compensation

Summary Compensation Table

The following table sets forth compensation for services rendered in all capacities to us for the two fiscal years ended December 31, 2004 for our Chief Executive Officer and the four other most highly compensated executive officers as of December 31, 2004 whose total annual salary and bonus for fiscal 2004 exceeded $100,000, whom we refer to in this proxy statement as the named executive officers.

Summary Compensation Table

Name and Position(s)	Year	Annual Compensation		Long-Term Compensation	All Other Compensation($)
		Salary($)	Bonus($)(1)	Shares Underlying Options (#)
Michael L. Canning(2) President and Chief Executive Officer	2004 2003	$270,801 140,224	$25,932 6,250	— 1,307,000	$	— —

Walter D. Amaral Senior Vice President and Chief Financial Officer	2004 2003	244,593 236,605	23,422 6,000	142,031 —		— —

Joseph LaValle(3) Vice President of Sales	2004 2003	236,542 59,841	15,673 4,000	15,000 200,000		— 7,550	(4)

Jamshid Basiji(5) Vice President of Engineering	2004 2003	219,602 152,067	21,029 5,375	43,332 200,000		— —

Atul P. Shingal(6) Vice President of Operations	2004 2003	211,875 110,384	20,289 5,125	30,000 200,000		— 78,748	(7)

(1)	Amounts paid as bonuses for services rendered are reported for the year in which they were earned, even if they were paid in the following year.
(2)	Dr. Canning became President and Chief Executive Officer in June 2003. Dr. Canning’s salary for 2003 on an annualized basis was $250,000.
(3)	Mr. LaValle became our Vice President of Sales in October 2003. Mr. LaValle’s salary for 2003 on an annualized basis was $160,000 and he earned $22,200 in commissions.
(4)	Represents relocation compensation paid to Mr. LaValle in connection with his hiring in 2003.
(5)	Mr. Basiji became our Vice President of Engineering in April 2003. Mr. Basiji’s salary for 2003 on an annualized basis was $215,019.
(6)	Mr. Shingal became our Vice President of Operations in June 2003. Mr. Shingal’s salary for 2003 on an annualized basis was $205,000.
(7)	Represents relocation expenses paid to Mr. Shingal in connection with his hiring in 2003.

Stock Options

The following table sets forth information on grants of options to purchase shares of our common stock in fiscal year 2004 to the named executive officers. The percentage of total options granted is based on an aggregate of options granted to all employees to purchase 2,255,357 shares of common stock in 2004.

Option Grants in 2004

	Individual Grants				Potential Realizable
	Number of Shares Underlying Options Granted(#)	% of Total Options Granted to Employees in 2004	Exercise Price Per Share($)(1)	Expiration Date(2)	Value at Assumed Annual Rates of Stock Price Appreciation for Option Term($)(3)
Name					5%	10%
Michael L. Canning	—	—%	$—	—	$—	$—
Walter D. Amaral	142,031	6.3	12.51	12/14/2014	2,326,109	4,040,458
Joseph LaValle	15,000	0.7	12.51	12/14/2014	245,662	426,716
Jamshid Basiji	43,332	1.9	12.51	12/14/2014	340,913	863,941
Atul P. Shingal	30,000	1.3	12.51	12/14/2014	491,324	853,432

(1)	The exercise price for each grant is equal to 100% of the fair market value of our common stock on the date of grant.
(2)	The options have a term of 10 years, subject to earlier termination in certain events related to termination of employment.
(3)	Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of five percent (5%) and ten percent (10%) compounded annually from the date the respective options were granted to their expiration date and are not presented to forecast possible future appreciation, if any, in the price of our common stock. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the options or the sale of the underlying shares of common stock. The actual gains, if any, on the stock option exercises will depend on the future performance of our common stock, the optionee’s continued employment through applicable vesting periods and the date on which the options are exercised.

This table sets forth with respect to the named executive officers, the number of shares acquired and the value realized upon exercise of stock options during fiscal 2004 and the exercisable and unexercisable options held by them as of December 31, 2004.

Aggregated Option Exercises in 2004 and Year-End Option Values

	Shares Acquired on Exercise(#)	Value Realized($)(1)	Number of Unexercised Options at Fiscal Year- End(#)	Value of Unexercised In-the-Money Options at Fiscal Year-End($)(2)
Name			Exercisable/Unexercisable	Exercisable/Unexercisable
Michael L. Canning	—	$—	1,057,000/ —	$9,217,040/ $—
Walter D. Amaral	50,000	580,610	366,906/150,000	3,794,420/ 99,316
Joseph LaValle	20,000	133,182	38,333/156,667	334,264/1,238,486
Jamshid Basiji	10,000	98,762	73,332/160,000	639,455/1,026,445
Atul P. Shingal	—	—	75,000/155,000	654,000/1,096,300

(1)	Calculated on the basis of the fair market value of the underlying securities at the time of exercise minus the exercise price.
(2)	Calculated on the basis of the fair market value of the underlying securities at December 31, 2004 ($12.72 per share) minus the exercise price.

Employment, Severance and Change of Control Arrangements

We do not have formal employment agreements with any of our executive officers. We have standard offer letters with each of our named executive officers which set forth each officer’s salary and bonus. The stock options granted to Michael Canning, Kanwar Chadha and Walter Amaral will immediately vest as to 50% of the then outstanding unvested shares in the event of a change in control of SiRF and their termination without cause in connection with the change in control.

Report of the Compensation Committee

of the Board of Directors on Executive Compensation

The following report of the Compensation Committee does not constitute solicitation material, and shall not be deemed filed or incorporated by reference into any other filing by SiRF under the Securities Act of 1933, or the Securities Exchange Act of 1934.

The Compensation Committee is comprised of three non-employee directors. The Compensation Committee is responsible for setting and administering the policies governing annual compensation of executive officers, considers their performance and makes recommendations regarding their cash compensation and stock options to the full Board of Directors. The Compensation Committee expects, pursuant to its charter, to periodically review the approach to executive compensation and make changes as competitive conditions and other circumstances warrant and will seek to ensure SiRF’s compensation philosophy is consistent with its best interests and is properly implemented.

Compensation Philosophy and Objectives

The Compensation Committee believes that compensation of SiRF’s executive officers should encourage creation of stockholder value and achievement of strategic corporate objectives and the Committee seeks to align the interests of SiRF’s stockholders and management by integrating compensation with SiRF’s annual and long-term corporate and financial objectives. In order to be competitive with compensation offered by technology companies and to motivate and retain existing staff and attract additional qualified personnel, SiRF intends to offer a total compensation package competitive with companies in the semiconductor industry, taking into account relative company size, performance and geographic location as well as individual responsibilities and performance. The components of executive officer compensation consist of base salary, participation in SiRF’s Employee Profit Sharing Plan and stock options, which are discussed separately below.

SiRF generally intends to qualify executive compensation for deductibility without limitation under section 162(m) of the Internal Revenue Code. Section 162(m) provides that, for purposes of the regular income tax and the alternative minimum tax, the otherwise allowable deduction for compensation paid or accrued with respect to a covered employee of a publicly-held corporation (other than certain exempt performance-based compensation) is limited to no more than $1 million per year. SiRF does not expect that the non-exempt compensation to be paid to any of its executive officers for fiscal 2004 as calculated for purposes of section 162(m) will exceed the $1 million limit.

Executive Officer Base Salary

The Compensation Committee reviews salaries recommended by the Chief Executive Officer for executive officers other than the Chief Executive Officer. The Compensation Committee sets the salary level of each executive officer on a case by case basis, taking into account the individual’s level of responsibilities and performance. The Compensation Committee also considers market information and the base salaries and other incentives paid to executive officers of other similarly sized companies within its industry. The Chief Executive Officer is involved in final decisions on base salary adjustments for executives other than the Chief Executive Officer.

Profit Sharing Plan

The Compensation Committee believes that a portion of executive officer compensation should be contingent upon SiRF’s performance and an individual’s contribution to its success in meeting corporate and financial objectives. The pool available for bonuses to all employees pursuant to SiRF’s 2004 Employee Profit Sharing Plan was based on SiRF’s achievement of a certain net operating profit as a percentage of total revenue. A bonus percentage applicable to all SiRF employees was determined by dividing the amount allocated to the bonus pool by the aggregate amount of all salaries paid to SiRF employees in 2004. Individual bonus amounts, including those paid to SiRF’s executive officers, were determined by applying the bonus percentage to each employee’s 2004 salary. Bonuses for 2004 were paid in February 2005.

Equity Compensation

The Compensation Committee administers SiRF’s 2004 Stock Incentive Plan for executive officers, employees, consultants and outside directors, under which it grants options to purchase SiRF’s common stock with an exercise price equal to the fair market value of a share of the common stock on the date of grant.

The Compensation Committee believes that providing executive officers who have responsibility for SiRF’s management and growth with an opportunity to increase their ownership of SiRF stock aligns the interests of the executive officers with those of the stockholders. Accordingly, the Compensation Committee when reviewing executive officer compensation also considers stock option grants as appropriate. At its discretion, from time to time the Compensation Committee may also grant options based on individual achievements and the completion of corporate objectives. The Compensation Committee determines the number of shares underlying each stock option grant based upon the executive officer’s and SiRF’s performance, the executive officer’s role and responsibilities, the executive officer’s base salary, comparison with comparable awards to individuals in similar positions in the industry and the number of shares issuable upon exercise of vested options then held by the executive officer as compared to the number of shares issuable from all options held by the executive.

In addition, SiRF’s employees generally are able to participate in the 2004 Employee Stock Purchase Plan. Under the 2004 Employee Stock Purchase Plan, each executive officer may purchase up to 1,000 shares of our common stock in a six month period at a discount to the market price. The number of shares that may be purchased by each participant is limited by applicable tax laws.

Chief Executive Officer Compensation

The Compensation Committee meets without the Chief Executive Officer to evaluate his performance and uses the same procedures described above in setting his annual compensation package. Pursuant to the recommendation of the Compensation Committee, Dr. Canning received an annual base salary in the amount of $270,801 and was eligible to participate in the SiRF 2004 Employee Profit Sharing Plan, pursuant to which Dr. Canning received a profit sharing bonus of $25,932 for fiscal year 2004. In reaching its decision regarding Dr. Canning’s compensation, the Compensation Committee considered many factors and focused on (a) SiRF’s accomplishments and achievements under Dr. Canning’s leadership, including the successful completion of SiRF’s initial offering of stock to the public, which was completed in April 2004, SiRF’s strong financial performance during 2004, and the introduction of three new products during 2004, the SiRFstar III, SiRFSoft GPS and SiRFLoc Server, (b) a review of compensation paid to presidents and chief executive officers of comparable companies, taking into account relative company size, performance, geographic location and responsibilities, and (c) Dr. Canning’s expected contributions to SiRF in the future.

Respectfully submitted on March 21, 2005, by the members of the Compensation Committee of the Board:

Diosdado Banatao

Stephen Sherman

James Smaha

Security Ownership of

Certain Beneficial Owners and Management

The following table sets forth certain information as of March 21, 2005, as to shares of our common stock beneficially owned by: (i) each person who is known by us to own beneficially more than 5% of our common stock, (ii) each of our named executive officers listed in the Summary Compensation Table, (iii) each of our directors and (iv) all our directors and executive officers as a group. Unless otherwise stated below, the address of each beneficial owner listed on the table is c/o SiRF Technology Holdings, Inc., 148 E. Brokaw Road, San Jose, California 95112.

We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

The percentage of common stock beneficially owned is based on 47,257,607 shares outstanding as of March 21, 2005. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days after March 21, 2005. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned
5% Stockholders:
Conexant Systems, Inc.(1)	5,019,216	10.6%
Wellington Management Company, LLP(2)	2,429,300	5.1
Directors and Named Executive Officers:
Michael L. Canning(3)	1,308,000	2.7
Walter D. Amaral(4)	370,226	*
Joseph LaValle(5)	59,165	*
Jamshid Basiji(6)	96,166	*
Atul P. Shingal(7)	100,132	*
Diosdado P. Banatao(8)	4,512,504	9.5
Moiz M. Beguwala(9)	22,583	*
Kanwar Chadha(10)	1,533,995	3.2
Stephen C. Sherman(11)	15,625	*
James M. Smaha(12)	79,749	*
Sam S. Srinivasan(13)	15,625	*
All directors and executive officers as a group (11 persons)(14)	8,113,770	16.4%

*	Represents beneficial ownership of less than 1%.
(1)	Principal address is 4000 MacArthur Blvd., Newport Beach, California 92660. Conexant Systems is a publicly held corporation. Includes 46,153 shares issuable under warrants that are immediately exercisable. Based solely on information reported on a Form 4 filed with the Securities and Exchange Commission on March 15, 2005, by Conexant Systems. Consists of 5,019,216 shares beneficially held by Conexant Systems for which it possess sole voting and dispositive power.
(2)	Principal address is 75 State Street, Boston, Massachusetts 02109. Based solely on information reported on a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2005, by Wellington Management Company, LLP. Consists of 2,429,300 shares beneficially held by Wellington Management Company, LLP, 1,249,400 shares for which it shares voting power and 2,429,300 shares for which it shares dispositive power.

(3)	Includes 1,057,000 shares subject to options that are immediately exercisable, of which 735,188 shares are subject to our right of repurchase as of March 21, 2005.
(4)	Includes 368,898 shares subject to options that are immediately exercisable. Also includes 1,328 shares subject to options exercisable within 60 days of March 21, 2005.
(5)	Includes 50,833 shares subject to options that are immediately exercisable. Also includes 8,332 shares subject to options exercisable within 60 days of March 21, 2005.
(6)	Includes 45,832 shares subject to options that are immediately exercisable. Also includes 8,334 shares subject to options exercisable within 60 days of March 21, 2005.
(7)	Includes 87,500 shares subject to options that are immediately exercisable. Also includes 8,332 shares subject to options exercisable within 60 days of March 21, 2005.
(8)	Principal address is c/o Tallwood Venture Capital, 635 Waverly Street, Palo Alto, California 94301. Based solely on information reported on a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2005, by Mr. Banatao. Includes 2,234,215 shares held in trust for Mr. Banatao’s family and family members for which Mr. Banatao is the trustee, of which 7,692 share are issuable under warrants that are immediately exercisable. Also includes 1,167,178 shares held by Tallwood Partners, LLC, of which 7,692 shares are issuable under warrants that are immediately exercisable. Mr. Banatao and his wife, Maria Banatao, are trustees of a family trust that owns all of the interests in Tallwood Partners LLC.
(9)	Includes 12,500 shares subject to options immediately exercisable. Also includes 2,083 shares subject to options exercisable within 60 days of March 21, 2005.
(10)	Includes 451,684 shares subject to options that are immediately exercisable. Also includes 3,117 shares subject to options exercisable within 60 days of March 21, 2005 and 34,000 shares held in trust for members of Mr. Chadha’s family.
(11)	Includes 13,541 shares subject to options immediately exercisable. Also includes 2,084 shares subject to options exercisable within 60 days of March 21, 2005.
(12)	Includes 76,874 shares subject to options immediately exercisable. Also includes 1,875 shares subject to options exercisable within 60 days of March 21, 2005.
(13)	Includes 13,541 shares subject to options immediately exercisable. Also includes 2,084 shares subject to options exercisable within 60 days of March 21, 2005.
(14)	Includes 2,178,203 shares subject to options that are immediately exercisable, of which 735,188 shares are subject to our right of repurchase as of March 21, 2005. Also includes 37,569 shares subject to options exercisable within 60 days of March 21, 2005. Includes 15,384 shares issuable under immediately exercisable warrants.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

During the year ended December 31, 2004, there were no transactions between SiRF and its directors, executive officers and any holder of five percent or more of SiRF common stock that are required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

Report of the Audit Committee

The following report of the Audit Committee does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing by SiRF under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The Audit Committee oversees SiRF’s financial reporting process on behalf of the Board of Directors. SiRF’s management has the primary responsibility for the financial statements, for maintaining effecting internal control over financial reporting, and for assessing the effectiveness of internal control over financial reporting. The independent registered public accounting firm is responsible for auditing these financial statements in accordance with generally accepted auditing standards and expressing an opinion. In accordance with recently enacted rules and regulations of the Securities and Exchange Commission, the Audit Committee has ultimate authority and responsibility to select, evaluate and compensate SiRF’s independent auditors. The Audit Committee has the authority to engage its own outside advisers, as it determines appropriate.

The Audit Committee, in fulfilling its oversight responsibilities, has reviewed and discussed the audited financial statements in the Annual Report with SiRF’s management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Committee reviewed with the independent registered public accounting firm, its judgments as to the quality, not just the acceptability, of SiRF’s accounting principles and such other matters as are required to be discussed with the Committee by Statements on Auditing Standards No. 61 and No, 90 (as amended), other standards of the Public Company Accounting Oversight Board (United States), rules of the Securities and Exchange Commission, and other applicable regulations. Management has represented, and the independent registered public accounting firm, Ernst & Young, LLP, has confirmed to us, that the financial statements were prepared in accordance with generally accepted accounting principles.

The Committee also has discussed with SiRF’s independent registered public accounting firm, with and without the presence of the management, its evaluation of SiRF’s internal accounting controls and the overall quality of SiRF’s financial reporting.

SiRF’s independent registered public accounting firm has provided the Audit Committee the written disclosures and the letter required by the Independence Standards Board Standard No. 1 and has discussed with the Audit Committee their independence. The Audit Committee has established a policy requiring its review and pre-approval of all audit services and non-audit services to be performed by SiRF’s independent registered public accounting firm. The policy allows the Audit Committee to delegate pre-approval authority to one or more Audit Committee members. In reliance on the reviews and discussions with management and SiRF’s independent registered public accounting firm referred to above, the Committee believes that the non-audit services provided by SiRF’s independent registered public accounting firm are compatible with, and did not impair, auditor independence.

In reliance of the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board has approved, the inclusion of the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2004 filed by SiRF with the Securities and Exchange Commission. The Committee and the Board also have recommended, subject to stockholder approval, the selection of SiRF’s independent registered public accounting firm.

The members of the Audit Committee are independent as defined by the listing standards of the NASD and Rule 10A-3 of the Securities Exchange Act of 1934. The Audit Committee operates under a charter that was approved by the Board of Directors, a copy of which is attached hereto as Appendix A. The Committee held six meetings during fiscal year 2004. The Audit Committee members are not professional accountants or auditors.

The Audit Committee does include an independent director, Mr. Sam Srinivasan, who is determined by the Board to meet the qualifications of “financial expert” as defined by the rules and regulations of the Securities and Exchange Commission. This designation is an SEC disclosure requirement. It does not impose on him any duties, obligations or liability that are greater than those imposed on him as a member of the Board and the Audit Committee. Mr. Srinivasan’s designation as a “financial expert” does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board.

Respectfully submitted on March 21, 2005, by the members of the Audit Committee of the Board:

Sam Srinivasan, Chairman

Diosdado Banatao

Stephen Sherman

SiRF Stock Price Performance Graph

The following graph shows the cumulative total stockholder return (change in stock price plus reinvested dividends) assuming the investment of $100 on April 22, 2004 (the day of our initial public offering) in each of our common stock, the Nasdaq composite index and the Philadelphia Semiconductor Sector (SOX) index. The comparisons in the table are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of our common stock.

COMPARISON OF 8 MONTH CUMULATIVE TOTAL RETURN

AMONG SIRF TECHNOLOGY HLDGS, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX

AND THE PHILADELPHIA SEMICONDUCTOR INDEX

	4/22/04	6/30/04	9/30/04	12/31/04
SiRF	$100.00	85.42	93.01	83.14
Nasdaq Stock Market	100.00	96.16	91.60	98.17
Philadelphia Semiconductor	100.00	100.08	78.54	89.93

Proposal 2

Ratification of the Appointment of Independent Registered Public Accounting Firm

The Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2005. Your Board has endorsed this appointment. Ernst & Young LLP has audited our consolidated financial statements since 2001. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions. Although stockholder ratification of our independent registered public accounting firm is not required by our Bylaws or otherwise, we are submitting the selection of Ernst & Young LLP to our stockholders for ratification to permit stockholders to participate in this important corporate decision.

Principal Accounting Fees and Services

Aggregate fees for professional services rendered for us by Ernst & Young LLP for the years ended December 31, 2004 and 2003, were as follows:

Services Provided	2004	2003
Audit	$1,123,978	$445,063
Audit-Related	—	—
Tax	119,200	9,871
All Other	—	—

Total	$1,243,178	$454,934

The Audit fees for the years ended December 31, 2004 were for the audit of our consolidated financial statements, issuance of consents and assistance with and review of documents filed with the Securities and Exchange Commission. The Audit fees for the year ended December 31, 2003 were for the audit of our consolidated financial statements, including issuance of consents and review of our registration statement on Form S-1 and other documents filed with the Securities and Exchange Commission in connection with our initial public offering.

There were no Audit-Related fees incurred for the years ended December 31, 2004 and 2003.

Tax fees for the years ended December 31, 2004 and 2003 were for the preparation of SiRF’s tax returns, tax planning and tax consulting services.

There were no All Other fees incurred for the years ended December 31, 2004 and 2003.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has implemented pre-approval policies and procedures related to the provision of audit and non-audit services. Under these procedures, the Audit Committee pre-approves both the type of services to be provided by Ernst & Young LLP and the estimated fees related to these services.

During the approval process, the Audit Committee considers the impact of the types of services and the related fees on the independence of the auditor. The services and fees must be deemed compatible with the maintenance of the auditor’s independence, including compliance with SEC rules and regulations.

Throughout the year, the Audit Committee will review any revisions to the estimates of audit and non-audit fees initially approved.

Required Vote

Ratification of the appointment of Ernst & Young LLP requires the affirmative vote of a majority of the shares present and voting at the Annual Meeting in person or by proxy. Unless marked to the contrary, proxies received will be voted “FOR” ratification of the appointment. In the event ratification is not obtained, the Audit Committee will review its future selection of our independent registered public accounting firm but will not be required to select a different independent registered public accounting firm.

Your Board of Directors recommends a vote FOR ratification of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2005.

Stockholder Proposals for the 2006 Annual Meeting

If a stockholder wishes to present a proposal to be included in our Proxy Statement for the 2006 Annual Meeting of Stockholder, the proponent and the proposal must comply with the proxy proposal submission rules of the Securities and Exchange Commission. One of the requirements is that the proposal be received by SiRF’s Secretary no later than December 2, 2005. Proposals we receive after that date will not be included in the proxy statement. We urge stockholders to submit proposals by Certified Mail—Return Receipt Requested.

A stockholder proposal not included in our proxy statement for the 2006 Annual Meeting will be ineligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to our Secretary at our principal executive offices and otherwise complies with the provisions of our Bylaws. To be timely, the Bylaws provide that we must have received the stockholder’s notice not less than 60 days nor more than 90 days prior to the scheduled date of the meeting. However, if notice or prior public disclosure of the date of the annual meeting is given or made to stockholders less than 75 days prior to the meeting date, we must receive the stockholder’s notice by the earlier of (i) the close of business on the 15th day after the earlier of the day we mailed notice of the annual meeting date or provided public disclosure of the meeting date and (ii) two days prior to the scheduled date of the annual meeting. The stockholder’s notice must set forth, as to each proposed matter, the following: (a) a brief description of the business desired to be brought before the meeting and reasons for conducting such business at the meeting; (b) the name and address, as they appear on our books, of the stockholder proposing such business; (c) the class and number of shares of our securities that are beneficially owned by the stockholder; (d) any material interest of the stockholder in such business; and (e) any other information that is required to be provided by such stockholder pursuant to proxy proposal submission rules of the SEC. The presiding officer of the meeting may refuse to acknowledge any matter not made in compliance with the foregoing procedure.

You may obtain a copy of the current rules for submitting stockholder proposals from the SEC at:

U.S. Securities and Exchange Commission

Division of Corporation Finance

450 Fifth Street, N.W.

Washington, DC 20549

or through the Commission’s Internet web site: www.sec.gov. Request SEC Release No. 34-40018, May 21, 1998.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required to furnish us with copies of all Forms 3, 4 and 5 they file.

Based solely on our review of the copies of such forms we have received and written representations from certain reporting person that they filed all required reports, we believe that all of our officers, directors and greater than 10% stockholders complied with all Section 16(a) filing requirements applicable to them with respect to transactions during fiscal year 2004.

Other Matters

Your Board does not know of any other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, your proxy holders will vote on it as they think best unless you direct them otherwise in your proxy instructions.

Whether or not you intend to be present at the Annual Meeting, we urge you to submit your signed proxy promptly.

By Order of the Board of Directors.

Kanwar Chadha

Vice President of Marketing and Secretary

San Jose, California

April 1, 2005

SiRF’s 2004 Annual Report on Form 10-K has been mailed with this Proxy Statement. We will provide copies of exhibits to the Annual Report on Form 10-K, but will charge a reasonable fee per page to any requesting stockholder. Stockholders may make such request in writing to SiRF Technology Holdings, Inc. at 148 E. Brokaw Road, San Jose, California 95112, Attention: Secretary. The request must include a representation by the stockholder that as of March 21, 2005, the stockholder was entitled to vote at the Annual Meeting.

APPENDIX A

APPENDIX A

SIRF TECHNOLOGY HOLDINGS, INC.

AUDIT COMMITTEE CHARTER

Purpose

The purpose of the Audit Committee of the Board of Directors of the Corporation is to assist Board oversight of (a) the integrity of the Corporation’s financial statements, (b) the Corporation’s compliance with legal and regulatory requirements, (c) the independent auditor’s qualifications and independence, and (d) the performance of the Corporation’s independent auditors.

The Committee’s function is one of oversight, recognizing that the Corporation’s management is responsible for preparing the Corporation’s financial statements, and the independent auditor is responsible for auditing those statements. In adopting this Charter, the Board of Directors acknowledges that the Committee members are not employees of the Corporation and are not providing any expert or special assurance as to the Corporation’s financial statements or any professional certification as to the external auditor’s work or auditing standards. Each member of the Committee shall be entitled to rely on the integrity of those persons and organizations within and outside the Corporation that provide information to the Committee and the accuracy and completeness of the financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary.

Membership and Procedures

Membership and Appointment. The Committee shall consist of not fewer than three members of the Board of Directors, as shall be appointed from time to time by the Board of Directors based on recommendations, if any, from the Nominating and Governance Committee. No Committee member shall simultaneously serve on the audit committees of more than two other public companies.

Chairperson. A chairperson of the Committee (the “Chairperson”) may be designated by the Board of Directors. In the absence of such designation, the members of the Committee may designate the Chairperson by majority vote of the full Committee membership. The Chairperson shall determine the agenda, the frequency and the length of meetings.

Independence and Qualifications. Each member shall meet the applicable independence, financial literacy and experience requirements as may be established from time to time by law and the Nasdaq Stock Market (“Nasdaq”). The Board of Directors shall endeavor to appoint at least one member to the Committee who is a “financial expert” as defined by the SEC.

Delegation. The Committee may, by resolution passed by a majority of the Committee, designate one or more subcommittees, each subcommittee to consist of one or more members of the Committee. Any such subcommittee to the extent provided in the resolutions of the Committee, and to the extent not limited by applicable law or listing standard, shall have the power and authority of the Committee to grant preapprovals of auditing and permitted non-audit services by the independent auditor. Any decision of such a subcommittee shall be presented to the Committee at its next scheduled meeting.

Authority to Retain and Replace Advisors. The Committee shall have the power and authority, at the Corporation’s expense, to retain, replace and compensate independent counsel, accounting and other advisors, as it determines necessary to carry out its duties.

Annual Performance Evaluation. The Committee shall perform an annual performance evaluation of the Committee and, to the extent the Committee so determines, make recommendations to the Board of Directors for changes or modifications to the Audit Committee Charter.

Duties and Responsibilities

The following shall be the common recurring duties and responsibilities of the Committee in carrying out its oversight functions. These duties and responsibilities are set forth below as a guide to the Committee with the understanding that the Committee may alter or supplement them as appropriate under the circumstances to the extent permitted by applicable law, regulation or listing standard.

With respect to the independent auditors:

1. The Committee shall have the sole authority to appoint or replace the Corporation’s independent auditors (subject, if applicable, to shareholder ratification). The Committee shall be directly responsible for the compensation and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditors shall report directly to the Audit Committee.

2. The Committee shall pre-approve the provision of all auditing and non-audit services by the independent auditors to the Corporation and its subsidiaries and shall also approve all audit engagement fees and terms and all non-audit engagements with the independent auditors.

3. In connection with the Committee’s approval of non-audit services, the Committee shall consider whether the independent auditors’ performance of any non-audit services is compatible with the independent auditors’ independence.

4. At least annually, the Committee shall obtain and review a report by the independent auditors describing:

(a) the independent auditors’ internal quality-control procedures

(b) any material issues raised by the most recent internal quality control review or peer review of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and the steps taken to deal with those issues; and

(c) all relationships between the independent auditors and the Corporation, in order to assess the auditors’ independence.

5. The Committee shall review the report by the independent auditors, which is required by Section 10A of the Securities Exchange Act of 1934, concerning:

(d) all critical accounting policies and practices to be used

(e) alternative treatments of financial information within GAAP that have been discussed with management officials, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and;

(f) any other material written communications between the independent auditors and the Corporation’s management.

With respect to the Corporation’s financial statements:

6. The Committee shall discuss the annual audited financial statements and quarterly financial statements with management, the independent auditors, including the Corporation’s disclosures under the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s reports filed with the SEC.

7. The Committee shall review disclosures made to the Committee by the Corporation’s chief executive officer and chief financial officer during their certification process for Forms 10-K and Forms 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Corporation’s internal controls.

8. In connection with its review of the Corporation’s financial statements, the Committee shall review and discuss with management, the independent auditors the matters relating to the conduct of the audit required to be discussed by Statement on Accounting Standards Nos. 61 and 90 (Communications with Audit Committees), as they may be modified or supplemented, including the auditors’ judgment about the quality, not just acceptability, of the Corporation’s accounting principles as applied in its financial reporting.

9. The Committee, as a whole or through the Chairperson, shall review the impact on the financial statements of significant events, transactions or changes in accounting principles or estimates that potentially affect the quality of the financial reporting with management, the independent auditors prior to filing of the Corporation’s Reports on Forms 10-K or 10-Q, or as soon as practicable if the communications cannot be made prior to its filing.

10. Based on its review and discussions with management, the independent auditors, the Committee shall recommend to the Board of Directors whether the Corporation’s financial statements should be included in the Corporation’s Annual Report on Form 10-K (or the annual report to stockholders if distributed prior to the filing of the Form 10-K).

11. The Committee shall prepare or cause the preparation of the report required by SEC rules to be included in the Corporation’s annual stockholders’ meeting proxy statement.

12. The Committee shall generally discuss earnings press releases as well as financial information and earnings guidance provided to financial analysts and rating agencies.

With respect to periodic reviews and reports:

13. Periodically, the Committee shall meet separately with each of management, the independent auditors.

14. The Committee shall review with the independent auditors any audit problems or difficulties and management’s response. The review should also include discussion of the responsibilities, budget and staffing of the internal audit function.

15. The Committee shall review, based on the recommendation of the independent auditors and the Corporation’s internal audit function, the scope and plan of the work to be done by the Corporation’s internal audit function, and the results of such work.

16. The Committee shall discuss the Corporation’s policies with respect to risk assessment and risk management.

17. Periodically, the Committee shall review with management, the independent auditors the adequacy and effectiveness of the Corporation’s systems and controls for monitoring and managing legal and regulatory compliance. The Committee shall also periodically review the Corporation’s policies and procedures regarding compliance with the Corporation’s Code of Business Conduct and Ethics.

18. The Committee shall communicate to the Board of Directors any issues with respect to the quality or integrity of the Corporation’s financial statements, the Corporation’s compliance with legal or regulatory requirements, the performance and independence of the Corporation’s independent auditors or the performance of the independent audit function.

With respect to other matters:

19. The Committee shall establish procedures for:

(a) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters; and

(b) the confidential, anonymous submission by the Corporation’s employees of concerns regarding accounting or auditing matters.

20. The Committee shall establish the Corporation’s hiring policies for employees or former employees of the Corporation’s independent auditors.

DETACH PROXY CARD HERE

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PLEASE MARK, SIGN, DATE AND

RETURN THE PROXY PROMPTLY

USING THE ENCLOSED ENVELOPE.    ☒

Votes must be indicated (x) in Black or Blue ink.

			FOR	AGAINST	ABSTAIN
The Board of Directors recommends a vote FOR the election of directors and FOR Proposal 2, the ratification of the appointment of independent registered public accounting firm for 2005		2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2005	☐	☐	☐

1. To elect Moiz Beguwala and James Smaha as Class I directors of the Company to serve until the 2008 Annual Meeting or until their successors are duly elected and qualified.		3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any postponements or adjournments thereof.

FOR all nominees ☐	WITHHELD for all nominees ☐	This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted “FOR” the election of directors and “FOR” Proposal 2, the ratification of the appointment of independent registered public accounting firm for 2005
(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee’s name in the space provided below):

For all nominees except as noted above		Please mark here for Address Change or Comments ☐

SCAN LINE

Please sign where indicated above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in full partnership name by an authorized person.
	Date	Share Owner sign here	Co-Owner sign here

PROXY

SiRF TECHNOLOGY HOLDINGS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby authorizes MICHAEL L. CANNING, WALTER D. AMARAL and KANWAR CHADHA, as Proxies with full power in each to act without the other and with the power of substitution in each, to represent and to vote all the shares of stock the undersigned is entitled to vote at the Annual Meeting of Stockholders of SiRF Technology Holdings, Inc. (the “Company”) to be held at the Santa Clara Marriott Hotel located at 2700 Mission College Blvd., Prospector Room, Santa Clara, California, at 10:00 a.m., Pacific Time, on Tuesday, May 17, 2005, or at any postponement or adjournment thereof, and instructs said Proxies to vote as follows:

Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have the authority to vote FOR the election of directors, FOR Proposal 2, the ratification of the appointment of independent registered public accounting firm for 2005, and in accordance with the discretion of the Proxies on any other matters as may properly come before the Annual Meeting.

(Continued and to be signed on reverse side.)

Address Change/Comments (Mark the corresponding ☐

box on the reverse side)